Exhibit 99

            Certification pursuant to 18 U.S.C., Section 1350
   as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
               ___________________________________________


     In connection with the Quarterly Report on Form 10-Q, filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of NBC Capital Corporation (the "Company") for the period ended
September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lewis F. Mallory, Jr., the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ Lewis F. Mallory, Jr.
                                      _____________________
                                  Name:  Lewis F. Mallory, Jr.
                                  Title: Chairman of the Board and Chief
                                         Executive Officer
                                  Date:  November 12, 2002


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Exhibit 99

            Certification pursuant to 18 U.S.C., Section 1350
   as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
               ___________________________________________


     In connection with the Quarterly Report on Form 10-Q, filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of NBC Capital Corporation (the "Company") for the period ended
September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard T. Haston, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     3) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                     /s/ Richard T. Haston
                     _____________________
                     Name:  Richard Haston
                     Title: Executive Vice President and Chief Financial
                            Officer
                     Date:  November 12, 2002


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